UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

AOXING PHARMACEUTICAL COMPANY, INC.

(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

AOXING PHARMACEUTICAL COMPANY, INC.
1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404

Notice of Annual Meeting
and
Proxy Statement

Annual Meeting to be held
on June 23, 2016,

at

No. 8 Bojin Mansion, Floor 12
Chang An District, Guang An Street
Shijiazhuang City, Hebei Province, People's Republic of China

at 9:30 a.m. local time.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
ON
JUNE 23, 2016
Dear Shareholder:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the "Annual Meeting") of Aoxing Pharmaceutical Company, Inc. is to be held on June 23, 2016 at No. 8 Bojin Mansion, Floor 12, Chang An District, Guang An Street, Shijiazhuang City, Hebei Province, People's Republic of China, at 9:30 a.m. local time. The meeting will be held for the following purposes:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of BDO China Shu Lun Pan Certified Accountants LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2016;

3.	To approve the 2016 Stock Incentive Plan;

4.	To ratify the grant of 590,000 stock options to certain employees;

5.	To ratify the grant of 150,000 common shares to certain employees;

6.	To approve, on an advisory basis, the Company's executive compensation;

7.	To recommend, on an advisory basis, the frequency of future advisory votes on executive compensation; and

8.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on April 25, 2016 ("Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.  A complete list of these shareholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting.  The list will also be available for the examination of any shareholder of record present at the Annual Meeting.  The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.
The Board of Directors recommends that you vote FOR Proposals 1 through 6 and that you vote for a frequency of THREE YEARS on Proposal 7.
We look forward to seeing you at the meeting.

Sincerely,

/s/Zhenjiang Yue
Name: Zhenjiang Yue
Title: Chairman and Chief Executive Officer
May 3, 2016

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope. No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2016.
Electronic copies of this proxy statement and proxy card for the 2016 Annual Meeting of Shareholders and are available to you at http:// www.iproxydirect.com/axn. Requests for additional copies of the proxy materials should be addressed to Investor Relations, Aoxing Pharmaceutical Company, Inc., 1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404.  This material will be furnished without charge to any shareholder requesting it.

TABLE OF CONTENTS

Page No.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

WHY DID YOU SEND ME THIS PROXY STATEMENT?	1

WHAT PROPOSALS WILL BE ADDRESSED AT THE MEETING?	1

WHO MAY ATTEND THE MEETING?	1

WHO CAN VOTE?	1

HOW MANY VOTES DO I HAVE?	1

WHY WOULD THE ANNUAL MEETING BE POSTPONED AND ADJOURNED?	2

HOW DO I VOTE BY PROXY?	2

HOW DO I VOTE IN PERSON?	2

MAY I REVOKE MY PROXY?	2

WHAT VOTE IS REQUIRED TO TAKE ACTION?	3

WHO IS MAKING THIS SOLICITATION?	3

ARE THERE ANY RIGHTS OF APPRAISAL?	3

WHERE ARE THE PRINCIPAL EXECUTIVE OFFICES OF AOXING?	3

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT AOXING?	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2014?	5

PROPOSAL 1	5

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	11

PROPOSAL 2	13

PROPOSAL 3	15

PROPOSAL 4	20

PROPOSAL 5	20

PROPOSAL 6	21

PROPOSAL 7	22

REPORT OF THE AUDIT COMMITTEE	22

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	22

SHAREHOLDER PROPOSALS AND SUBMISSIONS	23

OTHER MATTERS	23

HOUSEHOLDING OF PROXY MATERIALS	23

ANNEX 1: 2016 STOCK INCENTIVE PLAN	A-1

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why did you send me this proxy statement?
This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Aoxing Pharmaceutical Company, Inc., a Florida corporation, for use at the Annual Meeting of its shareholders to be held on June 23, 2016, at No. 8 Bojin Mansion, Floor 12, Chang An District, Guang An Street, ShijiaZhuang City, Hebei Province, People's Republic of China, at 9:30 a.m. local time, and at any adjournments or postponements of the Annual Meeting.  The Company first mailed this proxy statement to shareholders on or about May 3, 2016.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card.  The terms "Aoxing," "Company," "we," or "our" refer to Aoxing Pharmaceutical Company, Inc.
What are the proposals to be addressed at this meeting?
We will address the following proposals at the Annual Meeting:
1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of BDO China Shu Lun Pan Certified Accountants LLP as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2016;

3.	To approve the 2016 Stock Incentive Plan;

4.	To ratify the grant of 590,000 stock options to certain employees;

5.	To ratify the grant of 150,000 common shares to certain employees;

6.	To approve, on an advisory basis, the Company's executive compensation;

7.	To recommend, on an advisory basis, the frequency of future advisory votes on executive compensation; and

8.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Who may attend the meeting?
Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting.   If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Aoxing stock in order to be admitted to the meeting.
Who can vote?
You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the Record Date, April 25, 2016, you were a holder of record of our common stock. On the Record Date, there were 76,209,195 shares of common stock issued and outstanding.
How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?
The Annual Meeting will be postponed if a quorum is not present on June 23, 2016 at the Annual Meeting.  A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present.  A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.
How do I vote by proxy?
Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.
If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:
1.	FOR the election of the director nominees;

2.	FOR Proposals 2 through 6; and

3.	FOR a frequency of three years on Proposal 7.

If any other matters are presented, your proxy will vote in accordance with his best judgment.  At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.
How do I vote in person?
If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.
If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the "beneficial owner" of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.
May I revoke my proxy?
If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.
You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?
Proposal 1 (Election of Directors):  A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.
Proposals 2 through 6:  The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve each of these proposals.
Proposal 7 (Frequency of Vote on Executive Compensation): The affirmative vote of a plurality of the shares present, either by proxy or in person, and entitled to vote is required approve one of the options provided.
Any shares not voted (whether by abstention or broker non-votes) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger number of votes. Most brokers are subject to rules which prohibit them from "discretionary" voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters. Such rules prohibit the brokers to vote with respect to proposals related to director elections and equity compensation, absent such instruction, but such rules currently do not prohibit the brokers to vote on proposals related to ratification of accountants in the absence of such instructions if and as they choose. Your shares will not be voted in the election for director under Proposal 1 or with respect to Proposals 3 through 7 if you hold your shares in "street name" and do not instruct your broker how to vote, so please instruct your broker and make your vote count.
Who is making this solicitation?
We are soliciting your vote through the use of the mail and will bear the cost of this solicitation.  We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone or personal contact.  We will reimburse their expenses for doing this.  We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock.  Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.
Are there any rights of appraisal?
The Board is not proposing any action for which the laws of the State of Florida, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder's shares.
Where are the principal executive offices of Aoxing?
Our principal executive offices are located at Aoxing Pharmaceutical Company, Inc., 1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404 and our telephone is 646-367-1747.
How can I obtain additional information about Aoxing?
Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Aoxing Pharmaceutical Company, Inc., c/o Investor Relations, 1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404.
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC.  The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Aoxing, that file electronically with the SEC.  The SEC's website address is http://www.sec.gov.  In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC's regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661.  Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT.   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED.  THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.
**********************************************
Security Ownership of Certain Beneficial Owners and Management
Set forth below is information regarding the beneficial ownership of our common stock as of May 3, 2016, by:

•	each person known to us that beneficially owns more than 5% of our outstanding shares of common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.

As of the Record Date, there were 76,209,195 shares of our common stock issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares, subject to community property laws where applicable.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Zhenjiang Yue	12,161,375	(2)	16.0%
Jun Min	0	(3)	--
Guozhu Xu	120,000		0.2%
Yang Li	40,000		0.1%
Hui Shao	25,000		0.2%
All directors and officers as a group (7 persons)	13,558,588	(4)	17.8%

American Oriental Bioengineering, Inc.(5)	16,789,203		22.0%
___________________
(1)
Unless otherwise indicated, all shares are held of record as of the Record Date. For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date. The Percent of Class is based on the number of shares of the Company's common stock outstanding as of the record date. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other owners. Except as noted, the address of all persons named in this table is: c/o Aoxing Pharmaceutical Company, Inc., 1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404.

(2)	Includes (i) 10,661,375 shares of common stock held by Mr. Yue and (ii) 1,500,000 shares of common stock held of record by Mr. Yue's spouse, Cuiying Hao.

(3)	Does not include 16,789,203 shares owned of record by American Oriental Bioengineering, Inc., of which Mr. Min is Vice President and a member of the Board of Directors.

(4)	Includes options for 300,000 shares owned by James Chen, the Company's Chief Financial Officer.

(5)	The address for American Oriental BioEngineering, Inc. is 1 Lianshuihe First Ave., Beijing E-Town Economic and Technology Development Area, E-Town, Beijing 100176, People's Republic of China.

Did the directors, executive officers and greater than ten percent stockholders comply with the Section 16(a) beneficial ownership reporting requirements in fiscal year 2015?
Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities within the specified time periods to file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review the Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act during the Company's most recent fiscal year, it is the Company's understanding that all required Forms 3 and 4 were filed on a timely basis during the fiscal year ended June 30, 2015, except that Zhenjiang Yue filed one Form 4 late.
******************
PROPOSAL 1
ELECTION OF DIRECTORS
The Nominating and Governance Committee nominated and the Board of Directors approved and recommended that  Zhenjiang Yue, Jun Min, Guozhu Xu, Yang Li and Yuelin Zhang be elected as our Board of Directors.  Messrs. Yue, Min, Xu and Ms. Li are currently members of the Board. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected.  The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.  Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees.  In case any of the nominees becomes unavailable for election to the Board, the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment.  The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified, subject to their earlier resignation or removal.

The Nominees

The five persons named below are the nominees for election as Directors. Zhenjiang Yue is an employee of the Company and Jun Min is an officer of the largest shareholder of the Company.  The Nominating and Corporate Governance Committee has determined that the other three candidates, Guozhu Xu, Yang Li and Yuelin Zhang, are independent directors as defined in the applicable rules for companies traded on the NYSE MKT.  Therefore, a majority of the persons nominated to serve on our Board of Directors are independent as so defined.

Set forth below are descriptions of the business experience and other information regarding the nominees for election to our Board of Directors:

Zhenjiang Yue, age 57. In 2000, after securing the approval of the Hebei Provincial Government, Mr. Yue established the Hebei Aoxing Group. Since 2000, Mr. Yue has been employed as the President and General Manager of Hebei Aoxing Pharmaceutical Co. Ltd. Prior to organizing Hebei Aoxing, Mr. Yue was engaged in senior management of a number of private enterprises, including a carpet factory, a precast metal factory, the Hebei Brewery Plant, and China Aoxing Food & Brewery Co. Ltd. As a result of his entrepreneurial activities, Mr. Yue was named "Leader in the Science & Technology Development Project of the Communist Youth League" and "Youth Entrepreneur of Hebei Province." Mr. Yue has also served as the Vice President of the Pharmaceutical Association of Shijiazhuang City, the Vice President of the Non-Governmental Entrepreneur Association of Hebei Province.  Mr. Yue's day to day leadership, as Chief Executive Officer of the Company, provides him with intimate knowledge of our operations.

Jun Min, age 57, was one of the founders of American Oriental Bioengineering Company, which is the largest shareholder of Aoxing. Mr. Min has served as Vice President and a member of Board of Directors of AOB since 2002. Mr. Min has over 20 years of experience in operations management, and has an extensive knowledge of the consumer and pharmaceutical products industries in China. Mr. Min earned a Bachelor's Degree with a concentration in Business Management from the Harbin Broadcast & Television University in 1986, and an Executive Master's in Business Administration degree from Preston University in 2005. Mr. Min brings his extensive experience in operations management in China to the Board and the Company.

Dr. Guozhu Xu, age 70, has, since 1990, been employed as Director of the China National Drug Dependence Institute at Beijing University, with responsibility for clinical management. Until recently, Dr. Xu served as a Committee Member of the Center for Drug Evaluation at the China State Food and Drug Administration ("SFDA"). In that role, Dr. Xu was the primary investigator for over seventy clinical programs in pain management, representing over 80% of new pain management drugs approved by the SFDA. Dr. Xu is an associate director of China Drug Abuse Prevention magazine and has published over 100 articles regarding drug research and development. Dr Xu received his medical degree from Beijing Medical University in 1970. Dr. Xu brings his technical, industry and operational expertise to the Board.

Yang Li, age 36, is a member of the Institute of Chartered Accountants of Ontario,Canada and a member of the Institute of Chartered Accountants of Ireland. From 2007 to 2009 Ms. Li was employed as an Associate Auditor by PricewaterhouseCoopers LLP, one of the big four accounting firm. She led an audit team to provide audit services for many U.S. and Canadian public companies. From 2003 to 2007, Ms. Li was employed as Senior Auditor by Sherry McNabola Murray & Co., a firm of chartered accountants located in Dublin, Ireland.  After her return to China, she has been self-employed.  Her activities have included assisting a Chinese company in successfully listing in the U.S. market, and leading a team that provided audit and tax services to many state-owned enterprises. In 2003 Ms. Li was awarded a Masters Degree in Accounting by the University College Dublin of the National University of Ireland.  Ms. Li brings to the Board a thorough understanding of U.S. accounting principles and practices, and the knowledge of business gained from her experience as an auditor.

Yuelin Zhang, age 60, brings to the board more than 30 years of experience in the pharmaceuticals industry in China. Mr. Zhang has been the general manager for Shijiazhuang Xinantai Pharmaceutical Logistics Limited since 2012. From 2007 to 2012 Mr. Zhang was employed as deputy general manager by Hebei Fuge Pharmaceutical Limited. Prior to joining Hebei Fuge Pharmaceutical Limited, Mr. Zhang had been general manager for Shijiazhuang Yuanzheng Keyun Limited and, before that, Wuji Huamao Pharmaceutical Limited.

Director and Board Nominee Independence
Our Board is subject to the independence requirements of the NYSE MKT LLC.  Pursuant to the requirements, the Nominating and Corporate Governance Committee of the Board undertakes an annual review of director independence.  During this review, the Committee considers transactions and relationships between each director or any member of his immediate family and Aoxing and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K.  The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.  Based on this review, the Committee has determined that two of our directors are not "independent" as defined by the listing standards of the NYSE MKT Company Guide:  Zhenjiang Yue and Jun Min.  Accordingly, neither Mr. Yue nor Mr. Jun serves on the Audit, Nominating, or Compensation Committees.  The Committee has also determined that the members of the Audit Committee are "independent" for purposes of Section 10A-3 of the Exchange Act and Section 803 of the NYSE MKT Company Guide.  The Committee based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.
Membership, Meetings and Attendance
The Board of Directors oversees the business affairs of Aoxing and monitors the performance of management. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the fiscal year ended June 30, 2015. The Board held seven meetings during fiscal 2015. Each director attended at least 75% of the total number of meetings of the Board.
Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee.  The membership and responsibilities of these current committees are summarized below.  Additional information regarding the responsibilities of each committee is found in, and is governed by, our Bylaws, as amended, each committee's Charter, specific directions of the Board, and certain mandated regulatory requirements.  The Charters of the Audit, Compensation, and Nominating and Corporate Governance Committees, as well as the Code of Ethics, are available at the Company's website at http://www.aoxingpharma.com. The information on the Company's website is not a part of this proxy statement.  The information is also available in print to any shareholder who requests it.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Yang Li	Chair(1)	Member	Member
Guozhu Xu	Member	Chair	Chair
Hui Shao(2)	Member	Member	Member
Number of Meetings in 2015	4	3	3

(1)	Audit Committee financial expert.

(2)	Hui Shao joined the Board and was appointed to its Committees in December 2014.
Audit Committee
Yang Li currently serves as Chairman of the Audit Committee. The Board has determined that Yang Li is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K under the Securities Act and is "independent" within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Guozhu Xu is the other member of the Audit Committee. The Board has determined that each of the members of the Audit Committee satisfies the independence requirements of the NYSE MKT.
The purposes of the Audit Committee are to assist the Board in its general oversight of Aoxing's financial reporting, internal controls and audit functions.  As described in the Audit Committee Charter, the Audit Committee's primary responsibilities are to oversee on behalf of the Board:

•	the Company's accounting financial reporting processes and the integrity of its financial statements;

•	the audits of the Company's financial statements and the appointment, compensation, qualification, independence and performance of the Company's independent auditors;

•	the Company's compliance with legal and regulatory requirement; and

•	the performance of the Company's internal audit function and internal control over financial reporting.

The Audit Committee also has the purpose of preparing the Audit Committee Report that SEC rules require the Company to include in its annual proxy statement.  The Audit Committee's function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company's financial results and conditions, nor the independent auditors of their responsibilities to the audit or review of financial statements.
Compensation Committee
The purpose of the Compensation Committee is to assist the Board in determining the compensation of the Chief Executive Officer and make recommendations to the Board with respect to the compensation of the Chief Financial Officer, other executive officers of the Company and the independent directors.  In furtherance of this purpose, the Compensation Committee has the following authority and responsibilities:

•	annually review the Company's corporate goals and objectives relevant to the CEO's compensation;

•
evaluate the CEO's performance in light of such goals and objectives; and, either as a Compensation Committee or, together with the other independent directors (as directed by the Board), determine and approve the CEO's compensation level based on this evaluation;

•
annually review and make recommendations to the Board with respect to non-CEO executive officer and independent director compensation to assist the Board in making the final determination as to non-CEO executive officer and independent director compensation;

•
establish measurements that will ensure that the Company's compensation program is effective in attracting and retaining key employees, reinforce business strategies and objectives for enhanced stockholder value, and administer the compensation program in a fair and equitable manner consistent with established policies and guidelines;

•	make recommendations to the Board with respect to the Company's incentive-compensation plans and equity-based plans that are subject to the Board's approval;

•
make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans; approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board;

•
review and approve the compensation disclosure and analysis prepared by the Company's management, as required to be included in the Company's proxy statement or annual report on Form 10-K filed with the SEC;

•	produce a Compensation Committee report on executive officer compensation as required by the SEC to be included in the Company's proxy statement or annual report on Form 10-K filed with the SEC.
The CEO of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation.  The Committee may retain and receive advice, in its sole discretion, from compensation consultants.  The Compensation Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation.  None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee has the following responsibilities as set forth in its charter:

•	to review and recommend to the Board with regard to policies for the composition of the Board;

•	to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly;

•
to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm's fees and other retention terms;

•	to recommend to the Board the slate of director nominees to be presented by the Board;

•	to recommend director nominees to fill vacancies on the Board, and the members of each Board committee;

•	to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and

•	to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board and its committees.

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nominating and Corporate Governance Committee.  The Board will consider all director candidates recommended to the Nominating and Corporate Governance Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board.  To make a nomination for director at an Annual Meeting, a written nomination solicitation notice must be received by the Nominating and Corporate Governance Committee at our principal executive office not less than 120 days before the anniversary date our proxy statement was mailed to shareholders in connection with our previous annual meeting.  The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or the Nominating and Corporate Governance Committee:

•	the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•
a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•	complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee's background, as we believe to be appropriate;

•	the disclosure of all special interests and all political and organizational affiliations of the nominee;

•	a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

•
a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•
such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated,  or intended to be nominated, by our Board; and

•	the signed consent of each nominee to serve as a director if so elected.
In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.  Each director nominee is evaluated in the context of the full Board's qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment.  Each director nominee will be evaluated considering the relevance to us of the director nominee's skills and experience, which must be complimentary to the skills and experience of the other members of the Board.  The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders.
Board Leadership Structure and Role in Risk Oversight
Zhenjiang Yue is our Chief Executive Officer and Chairman of our Board.  It is Mr. Yue's opinion that a shareholder who is active and involved in the business, as is currently the case, should hold both roles.  The opinion is fully shared by our Board because Mr. Yue is the director most familiar with the Company's business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  In addition, the Board believes that combining the role of Chairman and Chief Executive Officer is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.
Independent directors and management have different perspectives and roles in strategy development.   The Company's independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.  Yang Li, Chairman of our Audit Committee, and Guozhu Xu and Hui Shao are all independent directors.  As independent directors, they prepare agendas and maintain contact between the Board and managements of the Company. Our Board believes this arrangement has and continues to serve the best interests of the Company's shareholders.  The Board considered whether the current leadership structure continues to be appropriate for the Company.  The Board believes that directors should be responsive to the Company's evolving circumstances and objectives and therefore may in the future modify the Board's leadership structure when and as necessary.
The Board views its role in the Company's risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate the party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors
We have no formal written policy regarding communication with the Board.  Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our executive offices.  Electronic submissions of shareholder correspondence will not be accepted.  The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors.  Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Aoxing.  Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.  If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.
Board Member Attendance at Annual Meetings
All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.
Code of Ethics
Our Board has adopted a Code of Ethics applicable to all directors, officers and employees which complies with Section 807 of the NYSE MKT Company Guide and with the definition of a "code of ethics" as set forth in Item 406 of SEC Regulation S-K.
Executive Officers of Aoxing
The following table sets forth the names and ages of the persons who, in addition to our Chairman and Chief Executive Officer, are our executive officers as of May 3, 2016.

Name	Age	Position(s) with the Company
Z. James Chen	50	Chief Financial Officer
Guoan Zhang	46	Senior Vice President - Finance
Guirong Zhou	62	President of Research & Development
Biographical information with respect to the Company's current executive officers is provided below.

Dr. James Chen joined Aoxing Pharma in 2016. From 2012 to 2016 Dr. Chen was employed as the CFO of Origin Agritech Limited (NASDAQ: SEED), an agricultural biotechnology company headquartered in Beijing.. From 2008 to 2012 Dr. Chen was employed as an investment manager by Abu Dhabi Investment Authority. From 2003 to 2008 Dr. Chen worked as an equity research analyst with three investment banking firms: Fulcrum Group Partners, Morgan Joseph and BB&T Capital Markets. Dr. Chen is currently a Director and the Chairman of the Audit Committee of the Board of Directors of China Finance Online (NASDAQ: JRJC), and the Chairman of the Board of Supervisors of Linjiang Chemicals, which is listed on the New Third Board in China. Dr. Chen received his Ph.D. Degree in Chemical Engineering from the University of Connecticut in 1996 and his M.B.A degree from New York University in 2004.

Guoan Zhang has been the Company's Senior Vice President of Finance since June 2010 and Chief Accounting Officer since March 2010. Mr. Zhang also served as the Company's Acting Chief Financial Officer from July 2012 to December 2014. Prior to the appointment of Mr. Zhang as the Company's Chief Accounting Officer, Mr. Zhang was the Senior Director of Financial Operation of the Company between January 2009 and February 2010. Mr. Zhang was Vice General Manager of Finance of LRT between 2007 and 2008. Mr. Zhang graduated from Heilongjiang School of Business and he is a Certified Public Accountant in China.

Guirong Zhou was appointed President of Research and Development in July 2012. Prior to that, she was deputy director in our R&D department. Ms Zhou joined the company in 2011 from Shijiazhuang Pharmaceutical Company, where she worked since 1985 and held various senior positions, especially in R&D. Ms Zhou has been involved in the registration of many new drug certificates and product licenses, including tablet, injection, transfusion, soft capsule, drop pills, lyophilized powder, quick release preparation and control release preparation. Among all the achievements, Ms Zhou was the project leader in bringing Pentoxifylline Sustained Release Tablets and Acemetacine capsule to market and they are leading products in China. Ms Zhou is an academic advisor in pharmaceutical engineering at Tianjin University and Hebei University of Science and Technology.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table

The following table sets forth all compensation paid by Aoxing Pharma and its subsidiaries to Zhenjiang Yue for services as Chief Executive Officer during the years ended June 30, 2015, 2014 and 2013 and to Wilfred Chow for services as Chief Financial Officer during the year ended June 30, 2015.  There were no other executive officer whose total salary and bonus for the fiscal year ended June 30, 2015 exceeded $100,000.

	Fiscal Year	Salary		Bonus	Stock Award		Option Award		Other	Total

Zhenjiang Yue	2015	$162,729	(1)	--	--		--		--	$162,729
	2014	$162,689	(2)	--	--		--		--	$162,689
	2013	$159,200	(3)	--	--		--		--	$159,200
Wilfred Chow	2015	$125,000	(4)	--	$30,250	(5)	$22,822	(6)	--	$178,072

(1)	The dollar equivalent of 1,000,000 RMB, based on the exchange rate of 6.1452 RMB per dollar

(2)	The dollar equivalent of 1,000,000 RMB, based on the exchange rate of 6.1467 RMB per dollar.

(3)	The dollar equivalent of 1,000,000 RMB, based on the exchange rate of 6.2814 RMB per dollar.

(4)	Wilfred Chow was employed as CFO from January 1, 2015 until November 30, 2015.

(5)	300,000 shares of common stock at $0.33, vesting over three years.

(6)	Options for 300,000 shares at $0.33 exercise price, vesting over three years.

None of our named executives participates in or have account balances in qualified or non-qualified defined benefit, defined contribution or other deferred compensation plans sponsored by us.

Equity Grants

The following tables set forth certain information regarding the stock options acquired by the Company's Chief Executive Officer during the year ended June 30, 2015 and those options held by him on June 30, 2015.

Option Grants in the Last Fiscal Year

	Number of securities underlying Unexercised options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Zhenjiang Yue	--	--	--	--
Employment Contracts, Termination of Employment and Change-in-Control Arrangements
The Company has employment agreements with its Chief Executive Officer and with its Chief Financial Officer. The following are description of the agreements.
Employment Agreement dated as of January 13, 2010 with Zhenjiang Yue.  This agreement provides that Mr. Yue will serve as the Company's Chief Executive Officer.  The Company agreed to pay Mr. Yue an annual salary of 1 million Chinese Yuan (approximately US$158,000).  The Company may also pay him a cash bonus, within the discretion of the Board.  In addition, subject to the approval of the Board, Mr. Yue is eligible to receive equity based award in the form of restricted common stock, stock option or other securities by the Company from time to time.  The term of the agreement ended on January 13, 2015, but it will be renewed for consecutive one year terms unless affirmatively terminated by either party.  The Company can terminate the agreement at any time without cause, but will be liable for six months' severance pay.   The agreement contains a covenant of non-competition by Mr. Yue for one year after termination, unless he is terminated without cause or he terminates for good reason.
Employment Agreement dated as of January 28, 2016 with Z. James Chen.  This agreement provides that Dr. Chen will serve as the Company's Chief Financial Officer.  The Company agreed to pay Dr. Chen an annual salary of $330,000 per year.  Dr. Chen is entitled to choose to receive common stock in lieu of salary for one or more periods of one, three or six months, with the shares valued at market price at the beginning of each such period. The Company also granted Dr. Chen options to purchase 300,000 shares at $.71 per share, with options for 100,000 shares vesting at the end of each year of employment. The term of the agreement ends on  January 31, 2018.
Compensation of Directors

The members of the Board receive remuneration in cash and/or restricted shares of the common stock for the period of their duties as shown below:

•	No compensation for Zhenjiang Yue or Jun Min.

•	RMB 4000 per month and 20,000 shares of common stock annually for Yang Li and Guozhu Xu.

•	RMB 5,000 per month and 20,000 shares of common stock annually for Hui Shao.

The following table sets forth all compensation paid or to be paid by the Company, as well as certain other  compensation paid or accrued, for each of the directors for the fiscal year ended June 30, 2015. The Board members have the option of receiving fees earned in cash or restricted stock.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Zhenjiang Yue	--	--	--	--
Jun Min	--	--	--	--
Guozhu Xu	7,811	7,800	--	15,611
Yang Li	7,811	7,800	--	15,611
Hui Shao	9,764	7,800	--	17,564
Stock Option Plan
In 2006, the Company's Board of Directors adopted the 2006 Stock and Stock Option Plan.  In 2011 the Board and the Shareholders of the Company modified the Plan.  The Plan authorized the Board to issue up to 2,000,000 common shares during the ten year period of the Plan. As of the fiscal year ended June 30, 2015, 1,568,000 shares remained available for issuance under the Plan.  Subsequently, the term of the Plan expired.

Securities Authorized for Issuance under Equity Compensation Plans
Due to the termination of the 2006 Stock and Stock Option Plan, there are no securities authorized for issuance under any equity compensation plan,
Transactions with Related Persons
During the 2015 fiscal year, we were not involved in any related party transactions subject to Item 404 of Regulation S-K.  Pursuant to Board policies, our executive officers and directors, and principal shareholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction without the prior consent of the Board. Any request for such related party transaction with an executive officer, director, principal stockholder, or any of such persons' immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to the Audit Committee and the Board for review, consideration and approval. All of our directors, executive officers and employees are required to report to the Board any such related party transaction. In approving or rejecting the proposed agreement, the Board will consider the relevant facts and circumstances available and deemed relevant to the Board which will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as the Board determines in the good faith exercise of its discretion.
Vote Required for Approval of Proposal 1; Board Recommendation
A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.
The Board recommends a vote FOR election of each of the director nominees.

******************
PROPOSAL 2
RATIFICATION OF AUDITOR
General
The Company has selected the firm of BDO China Shu Lun Pan Certified Accountants LLP ("BDO China Shu Lun Pan") to audit the financial statements for the fiscal year ending June 30, 2016 and seeks shareholder ratification of said appointment.  The Audit Committee, which has selected BDO China Shu Lun Pan to serve as our independent auditors, believes that BDO China Shu Lun Pan has the personnel, professional qualifications and independence necessary to act as the Company's independent auditors.  A representative of BDO China Shu Lun Pan will be in attendance at the Annual Meeting, either in person or by telephone.  The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.
The ratification by our shareholders of the Audit Committee's selection of independent public accountants is not mandated by Delaware law, our bylaws or other legal requirements. However, the Audit Committee is submitting its selection of BDO China Shu Lun Pan to our shareholders for ratification this year. If the selection of BDO China Shu Lun Pan is ratified by our shareholders at the Annual Meeting, the Audit Committee, in its discretion, nevertheless may select and appoint a different independent accounting firm at any time.  If the shareholders do not ratify the selection of BDO China Shu Lun Pan, the Audit Committee will reconsider the retention of that firm, but the Audit Committee would not be required to select another firm as independent public accountants and may nonetheless retain BDO China Shu Lun Pan.  If the Audit Committee does select another firm to serve as the Company's independent public accountants, whether or not the shareholders have ratified the selection of BDO China Shu Lun Pan, the Audit Committee would not be required to call a special meeting of the shareholders to seek ratification of the selection, and in all likelihood would not call a special meeting for that purpose.  In all cases, the Audit Committee will make any determination as to the selection of the Company's independent public accountants in light of the best interests of the Company and its shareholders.

Audit Fees

Our current principal independent auditor is BDO China Shu Lun Pan Certified Accountants LLP. The following table presents fees for professional services rendered by BDO China Shu Lun Pan Certified Accountants LLP with respect to the fiscal years ended June 30, 2015 and 2014.

Services Performed	2015	2014
Audit Fees (1)	$148,000	$155,789
Audit-Related Fees (2)	--	--
Tax Fees (3)	--	--
All Other Fees (4)	--	--
		---
Total Fees	$148,000	$155,789

(1)
Audit fees represent fees billed for professional services provided in connection with the audit of the Company's annual financial statements, reviews of its quarterly financial statements, and audit services provided in connection with statutory and regulatory filings for those years.  All work on the engagements to audit the Company's financial statements for the years ended June 30, 2015 and 2014 was performed by full-time permanent employees of BDO China Shu Lun Pan Certified Accountants LLP.

(2)	Audit-related fees represent fees billed primarily for assurance and related services not reported under Audit fees.

(3)	Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

(4)	All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants.  The Audit Committee must pre-approve services provided by the independent accountants.  The Audit Committee, on an annual basis, reviews audit and non-audit services performed by the independent accountants.  All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants' independence.  As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.  The Audit Committee considered whether the provision of the auditors' services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible.  In fiscal years 2015 and 2014, all such services were pre-approved by the Audit Committee.
Vote Required for Approval of Proposal 2; Board Recommendation
The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.
The Board recommends a vote FOR this Proposal 2.

******************

PROPOSAL 3
APPROVAL OF THE 2016 STOCK INCENTIVE PLAN
Our Board of Directors has approved the adoption of the 2016 Stock Incentive Plan ("2016 Plan"), subject to shareholder approval. The aggregate number of shares of common stock that may be subject to future grants under our 2016 Plan is 3,500,000 shares, subject to adjustment as provided in our 2016 Plan. The following summary of our 2016 Plan is qualified in its entirety by the full text of our 2016 Plan, which is attached as Annex A to this proxy statement.
Description of the Plan
Below is a summary of the major features of the 2016 Plan. The summary is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is attached as Annex A to this proxy statement.
Plan Administration.   The Compensation Committee of the Board will administer the 2016 Plan. All members of the committee will be "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, "independent" under the NYSE MKT listing rules, the rules and regulations of the Securities and Exchange Commission and other applicable laws, and "outside directors" within the meaning of Section 162(m) of the Code.
Under the terms of the 2016 Plan, subject to certain limitations, the committee will have the authority to, among other things:
•	Select eligible participants to whom awards are granted;

•	Determine the types and amounts of awards to be granted and when;

•	Determine the provisions of such awards, including the applicable performance measures, if any, and the duration, restrictions and conditions of such incentive awards;

•	Interpret the 2016 Plan and any instrument evidencing an incentive award under the 2016 Plan and establish rules and regulations pertaining to its administration;

•	Determine fair market value in accordance with the 2016 Plan;

•	Determine whether incentive awards will be settled in shares of common stock, cash or in any combination thereof;

•	Impose restrictions, conditions or limitations on resales and subsequent transfers; and

•	Make any other determination and take any other action that the committee deems necessary or desirable for administration of the 2016 Plan.

  Adjustments.     In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or other similar change in the corporate structure or shares of the company, the committee will make the appropriate adjustment. These adjustments may be to the number and kind of securities and property that may be available for issuance under the 2016 Plan. In order to prevent dilution or enlargement of the rights of participants, the committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.
Participation .     Incentive awards may be granted to employees, non-employee directors and consultants of the company or any of its subsidiaries. A "consultant" is one who renders services that are not in connection with the offer and sale of company's securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for company securities.
Types of Awards.     The 2016 Plan will permit the Company to grant non-statutory and incentive stock options, SARs, restricted stock awards, restricted stock units, performance awards, non-employee director awards, other cash-based awards and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Non-Statutory and Incentive Stock Options.     Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2016 Plan permits the grant of both non-statutory and incentive stock options. Each stock option granted under the 2016 Plan must be evidenced by an incentive award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting and any other conditions. Other than the non-employee director options described below, each stock option will vest and become exercisable at such time or times as determined by the committee. The exercise price of each stock option granted under the 2016 Plan must be at least 100% of the fair market value of a share of common stock as of the date the award is granted to a participant. The committee will fix the terms and conditions of each stock option, subject to certain restrictions. The committee will fix the term of each stock option, but stock options granted under the 2016 Plan will not be exercisable more than 10 years after the date the stock option is granted. Stock options may be exercised, in whole or in part, by payment in full of the exercise price in cash or its equivalent. In the discretion of the committee, payment may also be made by the delivery of common stock already owned by the participant prior to such delivery or to be issued upon the exercise of the option being exercised, by broker-assisted cashless exercise, by "net exercise," or by a combination of such methods; or such other method as may be permitted by the committee. In the case of a "net exercise" of a stock option, the company will not require payment of the exercise price or any required tax withholding obligations related to the exercise, but will reduce the number of shares issued upon the exercise by the largest number of whole shares that has a fair market value that does not exceed the aggregate exercise price for the shares underlying the stock option and any required tax withholding obligations.
Stock Appreciation Rights (SARs).     A SAR is a right granted to receive payment of cash, stock or a combination of both, equal to the difference between the fair market value of shares of common stock and the grant price of such shares. Each SAR granted must be evidenced by an incentive award agreement that specifies the grant price, the term, and such other provisions as the committee may determine. The exercise price of a SAR must be at least 100% of the fair market value of the company's common stock on the date of grant. The committee will fix the term of each SAR, but SARs granted under the 2016 Plan will not be exercisable more than 10 years after the date the SAR is granted. Each SAR granted under the 2016 Plan will vest and become exercisable at such time or times as determined by the committee.
Restricted Stock Awards and Restricted Stock Units.     Restricted stock awards and/or restricted stock units may be granted under the 2016 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. Restricted stock units are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. The committee shall determine, and set forth in an incentive award agreement, the period of restriction, the number of shares of restricted stock awards or the number of restricted stock units granted, and other such conditions or restrictions. Participants holding shares of restricted stock awards may be granted voting rights with respect to their shares, but participants holding restricted stock units will not have voting rights with respect to their restricted stock units. After all conditions and restrictions applicable to restricted stock awards and/or restricted stock units have been satisfied or have lapsed (including the satisfaction of any applicable tax withholding obligations), shares of restricted stock awards will become freely transferable subject to applicable securities laws (except as otherwise provided in the 2016 Plan) and restricted stock units will be paid in cash, shares of common stock, or some combination of cash and shares of common stock as determined by the committee. The committee may provide that restricted stock award is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code.
Performance Awards.     Performance awards, in the form of cash, shares of common stock or a combination of both, may be granted under the 2016 Plan in such amounts and upon such terms as the committee may determine. The committee shall determine, and set forth in an incentive award agreement, the amount of cash and/or number of shares, the performance goals, the performance periods and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares earned by the participant.
Non-Employee Director Awards.     The committee at any time and from time to time may approve resolutions providing for the automatic grant to non-employee directors of non-statutory stock options, SARs or full value awards. The committee may also at any time and from time to time grant on a discretionary basis to non-employee directors non-statutory stock options, SARs or full value awards. In either case, any such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions and limitations as the committee may establish in its sole discretion consistent with the provisions of the 2016 Plan.

Termination of Service – Death or Disability.     Except as otherwise provided in the 2016 Plan or an incentive award agreement, in the event a participant's employment or other service with the company or any of its subsidiaries is terminated by reason of death or disability, then:
•
All outstanding stock options (including non-employee director options) and SARs held by the participant will become immediately exercisable and will remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expires;

•	All outstanding shares of restricted stock held by the participant will become fully vested; and

•
All outstanding, but unpaid, restricted stock units, performance awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any incentive awards that vest based on the achievement of performance goals, if a participant's employment or other service with the company or any subsidiary is terminated by death or disability prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant's award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years.

Termination of Service.    Except as otherwise provided in the 2016 Plan or an incentive award agreement, if a plan participant's employment or other service with the company or any of its subsidiaries is terminated for any reason other than death or disability, then:
•
All outstanding stock options (including non-employee director options) and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of termination, but those that are not exercisable will terminate and be forfeited;

•	All stock options, SARs and outstanding shares of restricted stock held by the participant that then have not vested will terminate and be forfeited; and

•	All outstanding, but unpaid, restricted stock units, performance awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited.

It is important to note that the foregoing terms are the standards that will be applicable to awards to the extent that the award agreement does not provide for different terms. The committee may, in its sole discretion, and consistent with other terms of the 2016 Plan, provide for different termination, forfeiture, vesting and exercisability provisions, whether more or less restrictive than the foregoing standard terms, in any agreement evidencing an incentive award granted under the 2016 Plan.
Change in Control and Acceleration of Vesting .    In the event that a Change in Control (as defined in the Plan) of the Company occurs, then, unless otherwise provided in the incentive award agreement, if the company is not the surviving corporation and the acquiring corporation does not assume the outstanding incentive awards or substitute equivalent awards, then:
•
All outstanding stock options and SARs will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such stock options or SARs have been granted remains in employment or service with the company or any subsidiary;

•	All restrictions and vesting requirements applicable to any incentive award based solely on the continued service of the participant will terminate; and

•	All incentive awards the vesting or payment of which are based on performance goals will vest as though such performance goals were fully achieved at target and will become immediately payable.

If the company is the surviving corporation following a change in control, or the acquiror assumes the outstanding incentive awards or substitutes equivalent equity awards relating to the securities of such acquiror or its affiliates for such incentive awards, then all incentive awards under the 2016 Plan or the substitute awards will remain outstanding and be governed by their respective terms and the provisions of the 2016 Plan or its successor.
Term, Termination and Amendment .    Unless sooner terminated by the board of directors of the company, the 2016 Plan will terminate on the tenth anniversary of the effective date. No incentive award will be granted after termination of the 2016 Plan, but incentive awards outstanding upon termination of the 2016 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2016 Plan.
Federal Income Tax Information
The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and the company of transactions under the 2016 Plan. This summary is intended for the information of shareholders considering how to vote at the Aoxing Pharma special meeting and not as tax guidance to participants in the 2016 Plan, as the consequences may vary with the types of grants made, the identity of the participant and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2016 Plan.
Incentive Stock Options. With respect to incentive stock options, generally, the stock option holder is not taxed, and the company is not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the stock option holder meets the employment requirements and does not dispose of the shares of common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of common stock are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the company's common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, the company will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder.
Non-Statutory Stock Options.  The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of the company's common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and the company will be entitled to a deduction in an equal amount in the same tax year. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.
SARs.  The grant of a SAR will not cause the participant to recognize ordinary income or entitle the company to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and the company will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards .  The federal income tax consequences with respect to restricted stock, restricted stock units, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if the award granted to the participant is subject to a "substantial risk of forfeiture" (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the award on such date over the participant's cost for such award (if any), and the same amount is deductible by the company, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and the company's deduction will be measured and timed as of the grant date of the award. If the award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the award at the time of grant over the participant's cost, if any, and the same amount is deductible by the company, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock or stock unit award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture and the amount of such income will be equal to the fair market value of the stock at such time over the participant's cost, if any, and the same amount is then deductible by the company.

Withholding Obligations. The company is entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for the company to satisfy the recipient's federal, state or local tax withholding obligations with respect to incentive awards granted under the 2016 Plan. Withholding for taxes will be limited to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the company. The committee may permit a participant to satisfy a tax obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice or a combination of these methods.
Code Section 409A .     A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.
Code Section 162(m) .    Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual, who on the last day of the taxable year was the Chief Executive Officer or otherwise covered by this provision because his or her compensation was reported in the Summary Compensation Table, may not be deductible to the extent that it exceeds $1 million unless the compensation qualifies as "performance-based" under Section 162(m) of the Code.

Excise Tax on Parachute Payments .    Unless otherwise provided in a separate agreement between a participant and the company, if, with respect to a participant, the acceleration of the vesting of an incentive award or the payment of cash in exchange for all or part of an incentive award, together with any other payments that such participant has the right to receive from the company, would constitute a "parachute payment" then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any "excess parachute payment" pursuant to Section 4999 of the Code, the company will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.
Vote Required for Approval of Proposal 3; Board Recommendation
The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.
The Board recommends a vote FOR this Proposal 3.

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PROPOSAL 4
APPROVAL OF THE GRANT OF OPTIONS FOR 590,000 SHARES

On January 5, 2016 the Board of Directors granted options for a total of 590,000 shares of common stock to 25 employees of the Company. The options are exercisable at a price of $.64 per share, which was the closing price for the common stock on January 4, 2016. Each option terminates on January 4, 2021. The options will vest and become exercisable only upon approval of the grants by the Company's shareholders. The options, once vested, will be exercisable regardless of the employment status of the option-holder.

Four of the grantees are officers of the Company, and two are related to our Chairman:

Option Grants to Affiliates
Grantee	Affiliation	Options
Zhenjiang Yue	Chief Executive Officer	50,000
Guoan Zhang	Vice President - Finance	30,000
Wei Zhang	Corporate Secretary	40,000
Guirong Zhou	President of Research and Development	20,000
Yifa Yue	Son of CEO	20,000
Yujia Yue	Niece of CEO	20,000

The other 19 grantees have no relationship to the Company other than as employees.
The options were granted to employees who had made significant contributions to the development of the Company, as an incentive for future services. The Board of Directors believes the grant of these options will serve the best interests of the Company by coordinating the financial interests of our key employees with the financial interests of our shareholders.
Vote Required for Approval of Proposal 4; Board Recommendation
The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.
The Board recommends a vote FOR this Proposal 4.

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PROPOSAL 5
APPROVAL OF THE GRANT OF 150,000 SHARES
On January 5, 2016 the Board of Directors adopted a resolution to grant a total of 150,000 shares of common stock to 6 employees of the Company who had been instrumental in obtaining government approval of the Company's Tilidine product. The grants will occur and the shares will be issued and will vest only upon approval of the grants by the Company's shareholders.
One of the grantees is an officer of the Company:

Stock Grant to Affiliates
Grantee	Affiliation	Shares
Guirong Zhou	President of Research and Development	20,000

The other 5 grantees have no relationship to the Company other than as employees.
The Board proposes to grant the shares to employees who were instrumental in the Company's achievement of this significant milestone: government approval of the marketing of Tilidine by Hebei Aoxing Pharma, in order to provide them an incentive for future services. The Board of Directors believes the grant of these shares will serve the best interests of the Company by coordinating the financial interests of our key employees with the financial interests of our shareholders.

Vote Required for Approval of Proposal 5; Board Recommendation
The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.
The Board recommends a vote FOR this Proposal 5.
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PROPOSAL 6
ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted in July 2010, and Section 14A of the Securities Exchange Act require that we allow our shareholders the opportunity to vote to approve the compensation of our Chief Executive Officer and Chief Financial Officer (the "Named Executive Officers") as set forth in this Proxy Statement. The vote on this resolution is not intended to address any specific element of executive compensation. Instead, the vote relates to the executive compensation of our named executive officers, as set forth in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission. This vote is advisory and not binding on our Company, our Board of Directors or our Compensation Committee. However, in the event of any significant vote against this proposal, the Compensation Committee will consider whether any actions are appropriate to respond to shareholder concerns.

We are asking shareholders to approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in the section of this proxy statement titled "Compensation of Directors and Executive Officers." We have designed our compensation programs to:

•	attract and retain high performing and experienced executives;

•	motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	align the interests of our executives and shareholders by motivating executives to increase shareholder value;

•	foster a shared commitment among executives by coordinating their goals; and

•	motivate our executives to manage our business to meet our short and long-term objectives, and reward them for meeting these objectives.

We urge shareholders to read the Compensation of Directors and Executive Officers section, which provides detailed information on the compensation of our Named Executive Officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation of Directors and Executive Officers section are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this proxy statement has supported and contributed to our success.
Vote Required for Approval of Proposal 6; Board Recommendation
The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.
The Board recommends a vote FOR this Proposal 6.

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PROPOSAL 7
ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE
ADVISORY VOTES ON  EXECUTIVE COMPENSATION
Under the Dodd-Frank Act, Aoxing Pharma stockholders may vote, on an advisory, non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of Aoxing Pharma's named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years. Although this vote is non-binding, the Board of Directors and the Compensation Committee value the views of our stockholders and will review the voting results.
After careful consideration of the frequency alternatives, we believe that conducting an advisory vote on executive compensation once every three years is currently appropriate for Aoxing Pharma and its stockholders, as that schedule would provide adequate information about shareholder attitudes on the subject with the least administrative expense.
Vote Required for Approval of Proposal 7; Board Recommendation
The affirmative vote of a plurality of the shares present, either by proxy or in person, and entitled to vote is required to recommend one of the alternatives.
The Board recommends a vote that the frequency of advisory votes on executive compensation be EVERY THREE YEARS.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed with Aoxing's management and BDO China Shu Lun Pan  Certified Accountants LLP ("BDO China Shu Lun Pan "), the Company's independent registered public accounting firm for the fiscal year ended June 30, 2015,  together and separately, the audited financial statements contained in the Company's Annual Report on Form 10-K for the 2015 fiscal year.
The Audit Committee has also discussed with BDO China Shu Lun Pan the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee also received and reviewed the written disclosures and the letter from BDO China Shu Lun Pan  required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with BDO China Shu Lun Pan  its independence from the Company.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee.
Yang Li, Chairman
Guozhu Xu
Hui Shao
Interest of Certain Persons in Matters to be Acted Upon
Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than the interests specifically described in the Proposals.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement
for the 2017 Annual Meeting of Shareholders
We presently intend to hold our next annual meeting of Shareholders in June 2017.  A proxy statement and notice of the 2017 Annual Meeting will be mailed to all shareholders approximately one month prior to that date.  Shareholder proposals must be received at our principal executive offices located at 1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404 no later than 120 days prior to the first anniversary of the mailing date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2016 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made.  All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting.
Other Matters
The Board knows of no other matters which will come before the meeting.  However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "house holding," potentially provides extra convenience for shareholders and cost savings for us.  If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call, email or write to us at (646) 367-1747, investorrelations@aoxingpharma.com, or Aoxing Pharmaceutical Company, Inc., 1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404, Attention: Investor Relations.
Exhibits set forth in the Company's Annual Report of Form 10-K for fiscal year ended June 30, 2015 filed on October 13, 2015 will be sent to shareholders by first class mail, without charge, within one day of the Company's receipt of a written or oral request for said exhibits.  To request exhibits, please send your written request to Aoxing Pharmaceutical Company, Inc., 1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404, Attention: Investor Relations.
*       *       *       *       *

                                                                                                                              ANNEX A
AOXING PHARMACEUTICAL COMPANY, INC.
2016 STOCK INCENTIVE PLAN

1.      Purpose of Plan.
The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in shareholder value, and providing opportunities for equity participation that align the interests of such individuals with the interests of Company shareholders.
2.    Definitions.
The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.
2.1      "Adverse Action" means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.
2.2      "Board" means the Board of Directors of the Company.
2.3      "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.
2.4      "Cash-Based Award" means an Incentive Award made pursuant to this Plan that is denominated and paid in cash.
2.5      "Cause" means (a) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (d) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.
2.6      "Change in Control" means an event described in Section 13.1 of this Plan.
2.7      "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.
2.8            "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or any other committee comprised solely of Directors designated by the Board to administer this Plan who are (a) "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, (b) "independent directors" as defined in the Listing Rules of the NYSE MKT (or other applicable exchange or market on which the Common Stock may be traded or quoted) and (c) "outside directors" within the meaning of Section 162(m) of the Code. The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan.

2.9      "Common Stock" means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.2 of this Plan.
2.10      "Company" means Aoxing Pharmaceutical Company, Inc. and any successor thereto.

2.11      "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.
2.12      "Covered Employee" means any Employee who is or may become a "Covered Employee," as defined in Section 162(m) of the Code, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of any Performance Period, or (b) twenty-five percent (25%) of any Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.
2.13      "Director" means a member of the Board.
2.14      "Disability" means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.
2.15      "Effective Date" means April 7, 2016, or such later date as this Plan is initially approved by the Company's shareholders.
2.16      "Eligible Recipients" means all Employees, all Non-Employee Directors and all Consultants.
2.17      "Employee" means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director's fee by the Company will be sufficient to constitute "employment" by the Company.
2.18      "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.
2.19      "Fair Market Value" means, with respect to the Common Stock, as of any date: (a) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported by the Nasdaq Stock Market, the New York Stock Exchange or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (b) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion, and consistent with the definition of "fair market value" under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.
2.20      "Full Value Award" means an Incentive Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of shares of Common Stock.
2.21      "Good Reason" has the meaning set forth in Section 13.2 of this Plan.
2.22      "Grant Date" means the date an Incentive Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.
2.23      "Incentive Award" means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, or Non-Employee Director Award, in each case granted to an Eligible Recipient pursuant to this Plan.
2.24      "Incentive Award Agreement" means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such an Incentive Award, including any amendment or modification thereof.
2.25      "Incentive Stock Option" means a right to purchase Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code.

 2.26            "Non-Employee Director" means a Director who is not an Employee.
 2.27            "Non-Employee Director Award" means any Non-Statutory Stock Option, Stock Appreciation Right or Full Value Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.
 2.28            "Non-Employee Director Option" means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10.1 of this Plan.
 2.29            "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.
 2.30            "Option" means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.
 2.31            "Participant" means an Eligible Recipient who receives one or more Incentive Awards under this Plan.
 2.32            "Performance Award" means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.
 2.33            "Performance-Based Compensation" means compensation under an Incentive Award that is intended to satisfy the requirements of Section 162(m) of the Code for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan will be construed to mean that an Incentive Award which does not satisfy the requirements for performance-based compensation under Section 162(m) of the Code does not constitute performance-based compensation for other purposes, including Section 409A of the Code.
 2.34            "Performance Goals" mean with respect to any applicable Incentive Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measures during the specified Performance Period, as set forth in the related Incentive Award Agreement.
 2.35            "Performance Measures" mean any performance measures as determined by the Committee in its sole discretion and set forth in the applicable Incentive Award Agreement for purposes of determining the applicable Performance Goal.
 2.36            "Performance Period" means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Incentive Award.
 2.37            "Plan" means the Aoxing Pharmaceutical Company, Inc. 2016 Stock Incentive Plan, as may be amended from time to time.
 2.38            "Plan Year" means the Company's fiscal year.
 2.39            "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.
 2.40            "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.
 2.41            "Restricted Stock Unit" means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

 2.42            "Securities Act" means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.
 2.43            "Stock Appreciation Right" means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.
 2.44            "Stock-Based Award" means any equity-based or equity-related Incentive Award made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards denominated or payable in shares of Common Stock and Other Stock-Based Awards.
 2.45            "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
 2.46            "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.
 3.            Plan Administration.
 3.1            The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members either at a meeting or by written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan.
 3.2            Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:
              (a)To designate the Eligible Recipients to be selected as Participants;
              (b)To determine the nature and extent of the Incentive Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards, and the form of Incentive Award Agreement, if any, evidencing such Incentive Award;
              (c)To determine the time or times when Incentive Awards will be granted;
              (d)To determine the duration of each Incentive Award;
              (e)To determine the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject;
              (f)To construe and interpret this Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Incentive Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;
              (g)To determine Fair Market Value in accordance with Section 2.19 of this Plan;
              (h)To amend this Plan or any Incentive Award Agreement, as provided in this Plan;
              (i)To authorize any person to execute on behalf of the Company any Incentive Award Agreement or any other instrument required to effect the grant of an Incentive Award previously granted by the Committee;

              (j)To determine whether Incentive Awards will be settled in shares of Common Stock, cash or in any combination thereof;
              (k)To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company's shareholders.
 3.3            Incentive Award Grants to Non-Employee Directors. Notwithstanding any other provision of this Plan, all grants of Non-Employee Director Awards will only be granted and administered by a Committee comprised solely of members of the Board who are "independent directors" within the meaning of the Listing Rules of the NYSE MKT (or other applicable exchange or market on which the Common Stock may be traded or quoted).
 4.            Shares Available for Issuance.
 4.1            Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.2 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan shall equal 3,500,000 shares.
 4.2            Adjustments to Shares and Incentive Awards.
              (a)In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Incentive Awards. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.
              (b)Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.
5.            Participation.
Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Incentive Award Agreement with the Participant.

6.            Options.
6.1            Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to eligible Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute "service recipient stock" within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).
6.2            Incentive Award Agreement. Each Option grant will be evidenced by an Incentive Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Incentive Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.

6.3            Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however,  that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).
6.4            Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (i) the achievement of one or more of the Performance Goals; or that (ii) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 15, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.
6.5            Payment of Exercise Price.
             (a)The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a "net exercise" of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion.
             (b)In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the "net exercise," (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 12 of this Plan.
             (c)For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.
6.6            Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company's designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.
7.            Stock Appreciation Rights.
7.1            Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute "service recipient stock" within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

7.2            Incentive Award Agreement. Each Stock Appreciation Right will be evidenced by an Incentive Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
 7.3            Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.
 7.4            Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right maybe exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 15, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.
 7.5            Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.
 7.6            Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
              (a)The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by
              (b)The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.
 7.7            Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 will be made in accordance with the terms of the applicable Incentive Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.
8.            Restricted Stock Awards and Restricted Stock Units.
 8.1            Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement.

8.2            Incentive Award Agreement. Each Restricted Stock Award or Restricted Stock Unit grant will be evidenced by an Incentive Award Agreement that will specify the type of Incentive Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.
8.3            Conditions and Restrictions. The Committee will impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.
8.4            Rights as a Shareholder. Except as provided in Sections 8.1, 8.5, 8.6 and 14.3 of this Plan, upon a Participant becoming the holder of record of shares of Common Stock issued under a Restricted Stock Award pursuant to this Section 8, the Participant will have all voting, dividend, liquidation and other rights with respect to such shares (other than the right to sell or transfer such shares) as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting, dividend, liquidation and other rights with respect to any Restricted Stock Units granted hereunder.

8.5            Dividends and Distributions.
             (a)  Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or other distributions paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.
             (b)  Unless the Committee determines otherwise in its sole discretion (either in the Incentive Award Agreement evidencing the Restricted Stock Unit at the time of grant or at any time after the grant of the Restricted Stock Unit), any Restricted Stock Unit shall carry with it a right to "dividend equivalents." Such right entitles the Participant to be credited with an amount equal to all dividends or other distributions paid on one share of Common Stock while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units and in all cases will be subject to the same conditions and restrictions as the Restricted Stock Units to which they relate.
8.6            Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book entry stock account with the Company's transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.
8.7            Lapse of Restrictions; Settlement. Except as otherwise provided in this Section 8 or Section 15, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Incentive Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Incentive Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.
8.8            Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Incentive Award Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the award under Section 83(b) of the Code.
9.            Performance Awards.
9.1            Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.
9.2            Incentive Award Agreement. Each Performance Award will be evidenced by an Incentive Award Agreement that will specify the amount of cash, shares of Common Stock or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
9.3            Vesting. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.
9.4            Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Incentive Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth day of the third month immediately following the later of the end of the Company's fiscal year in which the performance period ends or the end of the calendar year in which the performance period ends, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form of payment of Performance Awards will be set forth in the Incentive Award Agreement pertaining to the grant of the award. Any shares of Common Stock issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.

10.            Non-Employee Director Awards.

10.1            Automatic and Non-Discretionary Awards to Non-Employee Directors. The Committee at anytime and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, except as otherwise provided in this Section 10, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.
10.2            Deferral of Incentive Award Payment. The Committee may permit a Non-Employee Director the opportunity to defer the grant or payment of an Incentive Award pursuant to such terms and conditions as the Committee may prescribe from time to time.
10.3            Composition of Committee. For purposes of this Section 10, all references to "Committee" in this Section 10 will mean a Committee that consists solely of Directors who are "independent directors" as defined in the Listing Rules of the NYSE MKT (or other applicable exchange or market on which the Common Stock may be traded or quoted).
10.4            Timing and Vesting of Automatic Grants. Automatic grants, if any, of Non-Employee Director Awards under this Plan shall generally be made as of the date of the annual meeting of shareholders of the Company each year, and such Awards shall be subject to vesting restrictions, as determined by the Committee, provided that no Non-Employee Director Awards granted under this Plan may be granted with a vesting restriction of less than one year, except in connection with the death or Disability of a Non-Employee Director or a Change in Control (as provided in Section 13). In the case of a Non-Employee Director whose term expires not more than twenty-nine (29) days prior to what would otherwise be the natural vesting date of an Award, the Non-Employee Director shall be deemed to have remained in service with the Company until such natural vesting date, but only for purposes of satisfying the vesting restrictions of any Non-Employee Director Award under the Plan.
11.            Effect of Termination of Employment or Other Service.

11.1            Termination Due to Death or Disability. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 11.3 and 11.4 of this Plan, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:
(a)  All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will become immediately exercisable and will remain exercisable for a period of one year after such termination but in no event after the expiration date of any such Option or Stock Appreciation Right);

(b)  All outstanding Restricted Stock Awards held by the Participant as of the effective date of such termination will become fully vested; and

(c)    All outstanding but unvested Restricted Stock Units and Performance Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Incentive Awards the vesting of which is based on the achievement of Performance Goals, if a Participant's employment or other service with the Company or any Subsidiary, as the case may be, is terminated by reason of death or Disability prior to the end of the Performance Period of such Incentive Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made with respect to the Participant's Incentive Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on full fiscal years only and no shares to be delivered for partial fiscal years. The Committee will consider the provisions of Section 11.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.

 11.2            Termination for Reasons Other than Death or Disability. Unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement, and subject to Sections 10.4, 11.3 and 11.4 of this Plan, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated for any reason other than death or Disability:
              (a)All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited.
              (b)All Restricted Stock Awards held by the Participant as of the effective date of such termination that have not vested as of such termination will be terminated and forfeited; and
              (c)All outstanding unvested Restricted Stock Units and Performance Awards held by the Participant as of the effective date of such termination will be terminated and forfeited.
 11.3            Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 11, upon a Participant's termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Performance Awards, and Non-Employee Director Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; (b) the Committee taking any such action relating to Non-Employee Director Awards will consist solely of "independent directors" as defined in the Listing Rules of the NYSE MKT (or other applicable exchange or market on which the Common Stock may be traded or quoted); and (c) any such action by the Committee adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.2, 11.5, 13 or 17).
 11.4            Determination of Termination of Employment or Other Service.
              (a)The change in a Participant's status from that of an Employee to that of a Consultant will, for purposes of this Plan, be deemed to result in a termination of such Participant's employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.
              (b)The change in a Participant's status from that of a Consultant to that of an Employee will not, for purposes of this Plan, be deemed to result in a termination of such Participant's service as a Consultant, and such Participant will thereafter be deemed to be an Employee until such Participant's employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a) above).
              (c)Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

              (d)Notwithstanding the foregoing, if payment of an Incentive Award that is subject to Section 409A of the Code is triggered by a termination of a Participant's employment or other service, such termination must also constitute a "separation from service" within the meaning of Section 409A of the Code, and any change in employment status that constitutes a "separation from service" under Section 409A of the Code will be treated as a termination of employment or service, as the case may be.
 11.5            Additional Forfeiture Events.
              (a)Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 11.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee's determination occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant's written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Incentive Award Agreement, this Section 11.5(a) will not apply to any Participant following a Change in Control.
              (b)Forfeiture of Incentive Awards. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. In addition, all Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award agreement.
 12.            Payment of Withholding Taxes.
 12.1            General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Incentive Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. When withholding for taxes is effected under this Plan, it shall be withheld only up to the minimum required tax withholding rates or such other rate that will not trigger a negative accounting impact on the Company.
 12.2            Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 12.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant's withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

 13.            Change in Control.
 13.1            Change in Control. For purposes of this Section 13, a "Change in Control" of the Company will mean (a) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, provided, that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change in Control, (b) during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new Directors whose election by the Board or nomination for election by the Company's shareholders was approved by at least a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof, (c) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (i) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and Directors retain their positions with the Company (and constitute at least a majority of the Board) and such merger or consolidation is consummated, or (d) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets and such sale or disposition is consummated.
 13.2            Good Reason. For purposes of this Section 13, with respect to any Participant, "Good Reason" will be defined as set forth in any individual agreement applicable to such Participant or, in the case of a Participant who does not have an individual agreement that defines Good Reason, then Good Reason will mean any refusal to accept:
              (a)a material diminution in the Participant's base compensation, which for purposes of this Plan will mean a reduction of 10% or more in the Participant's salary plus target bonus;
              (b)discontinuation of eligibility to participate in a material long-term cash or equity award or equity-based grant program (or in a comparable substitute program) in which other Participants at a comparable level are generally eligible to participate;
              (c)any material diminution of authority, duties or responsibilities, including any change in the authority, duties or responsibilities of the Participant that is inconsistent in any material and adverse respect with the Participant's then-current position(s), authority, duties and responsibilities with the Company or any Subsidiary; provided, however, that "Good Reason" will not be deemed to exist pursuant to this clause (c) solely on account of the Company no longer being a publicly traded entity or solely on account of a change in the reporting relationship of the Participant; or
              (d)a material adverse change in the geographic location at which the Company requires the Participant to be based as compared to the location where the Participant was based immediately prior to the change, which for purposes of this Plan will mean:

                            (i)a relocation that results in an increase in the commuting distance from the Participant's principal residence to his or her new job location of more than 50 miles, or
                            (ii)a relocation that requires the Participant to relocate his or her principal residence; provided, however, that no Incentive Award will be cashed out upon a Participant's termination of employment or service on account of the occurrence of a Good Reason event or circumstance as defined under the terms of any individual agreement applicable to such Participant or as defined in this Section 13.2 if such termination must be an "involuntary separation from service", unless the event or circumstances constituting Good Reason also constitute "good reason" as determined under Section 409A of the Code. The payment of any other Incentive Awards in the event of a Participant's termination of employment or service for Good Reason will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.

Notwithstanding the foregoing, however, "Good Reason" will not be deemed to exist as a result of any of the actions stated in clauses (a) or (b) above to the extent that such actions are in connection with an across-the-board change or termination that equally affects at least ninety percent (90%) of all Participants. An act or omission will not constitute a "Good Reason" unless the Participant gives written notice to the Company of the existence of such act or omission within ninety (90) days of its initial existence, the Company fails to cure the act or omission within thirty (30) days after the notification, and actual termination of employment or services occurs within two (2) years of the initial existence of the act or omission.

 13.3            Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.2 of this Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the Incentive Award Agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award the following provisions will apply:
              (a)If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such acquiring corporation or acquiring corporation is hereinafter referred to as the "Acquiror") does not assume the outstanding Incentive Awards or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in employment or service with the Company or any Subsidiary; (b) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and (c) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the occurrence of a Change in Control unless the event or circumstances constituting the Change in Control also constitute a "change in the ownership" of the Company, a "change in the effective control" of the Company or a "change in the ownership of a substantial portion of the assets" of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.
              (b)If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then all such Incentive Awards or such substitutes therefore shall remain outstanding and be governed by their respective terms and the provisions of the Plan or its successor.
              (c)If (i) a Participant's employment or other service with the Company and all Subsidiaries is terminated (A) without Cause or Adverse Action or (B) by the Participant for Good Reason, in either case within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then (x) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; (y) all restrictions and vesting requirements applicable to any Incentive Award based solely on the continued service of the Participant will terminate; and (z) all Incentive Awards the vesting or payment of which are based on Performance Goals will vest as though such Performance Goals were fully achieved at target and will become immediately payable; provided, however, that no Incentive Award that provides for a deferral of compensation within the meaning of Section 409A of the Code will be cashed out upon the termination of the Participant's employment or service with the Company and all Subsidiaries following a Change in Control unless such termination also constitutes a "separation from service" and unless the event or circumstances constituting the Change in Control also constitute a "change in the ownership" of the Company, a "change in the effective control" of the Company or a "change in the ownership of a substantial portion of the assets" of the Company, in each case as determined under Section 409A of the Code. The treatment of any other Incentive Awards in the event of a Participant's termination of employment or service with the Company and all Subsidiaries following a Change in Control will be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.
              (d)If (i) a Participant's employment or other service with the Company and all Subsidiaries is terminated for Cause or Adverse Action within two (2) years following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Incentive Awards or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Incentive Awards, then all rights of the Participant under this Plan and any Incentive Award Agreements evidencing an Incentive Award then held by the Participant will terminate and be forfeited without notice of any kind.

 14.            Rights of Eligible Recipients and Participants; Transferability.
 14.1            Employment. Nothing in this Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.
 14.2            No Rights to Awards. No Participant or Eligible Individual will have any claim to be granted any Incentive Award under this Plan.
 14.3            Rights as a Shareholder. Except as otherwise provided herein, a Participant will have no rights as a shareholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares.
 14.4            Restrictions on Transfer.
              (a)Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.
              (b)A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of such Participant's death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 11 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 11 of this Plan) may be made by, the Participant's legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.
              (c)Upon a Participant's request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant's household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including execution or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.
 15.            Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Incentive Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

 16.            Deferred Compensation; Compliance with Section 409A.
              (a)It is intended that all Incentive Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Incentive Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code.
              (b)Notwithstanding anything in this Section 16 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, (i) no amendment to or payment under such Incentive Award will be made except and only to the extent permitted under Section 409A of the Code; (ii) if any amount is payable under such Incentive Award upon a termination of employment or service, a termination of employment or service will be treated as having occurred only at such time the Participant has experienced a "separation from service" as such term is defined for purposes of Section 409A of the Code; (iii) if any amount is payable under such Incentive Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a "disability" as such term is defined for purposes of Section 409A of the Code; (iv) if any amount is payable under such Incentive Award on account of the occurrence of a Change of Control, a Change of Control will be treated as having occurred only at such time a "change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation" as such terms are defined for purposes of Section 409A of the Code, and (v) if any amount becomes payable under such Award on account of a Participant's separation from service at such time as the Participant is a "specified employee" within the meaning of Section 409A of the Code, then no payment shall be made, except as permitted under Section 409A of the Code, prior to the first business day after the earlier of (y) the date that is six months after the date of the Participant's separation from service or (z) the Participant's death.
 17.            Amendment, Modification and Termination.
 17.1            Generally. Subject to other subsections of this Section 17 the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Incentive Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Incentive Award. The Committee's power and authority to amend or modify the terms of an outstanding Incentive Award includes the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. The Committee will not have the authority to waive, lapse or accelerate the exercisability or vesting of any Incentive Award held by any Participant who is an Employee, except (a) in connection with the death or Disability of the Participant or a Change in Control (as provided in Section 13), or (b) to the extent that the number of Shares covered by such waived, lapsed or accelerated Award (together with the number of Shares covered by all other Incentive Awards, the exercisability or vesting of which previously have been waived, lapsed or accelerated by the Committee under this Plan) do not exceed five percent (5%) of the total number of Shares authorized for Incentive Awards under this Plan.
 17.2            Shareholder Approval. No amendments to this Plan will be effective without approval of the Company's shareholders if: (a) shareholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Incentive Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) materially increase benefits accruing to Participants; (ii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iii) increase any limitation set forth in this Plan on the number of shares of Common Stock which may be issued or the aggregate value of Incentive Awards which may be made, in respect of any type of Incentive Award to any single Participant during any specified period; (iv) modify the eligibility requirements for Participants in this Plan; or (v) reduce the minimum exercise price as set forth in Sections 6.3 and 7.3.

 17.3            Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Incentive Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Incentive Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Incentive Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 17.3 to any Incentive Award granted under this Plan without further consideration or action.
 17.4            Non-Employee Director Awards. Notwithstanding any other provision of this Plan to the contrary, no action may be taken with respect to any outstanding Non-Employee Director Award other than by the Committee, which for such actions will consist solely of "independent directors" as defined in the Listing Rules of the NYSE MKT (or other applicable exchange or market on which the Common Stock may be traded or quoted).
 18.            Effective Date and Duration of this Plan.
 18.1            Effective Date. The Plan shall be effective as of the Effective Date.
 18.2            Term of the Plan. No Incentive Award shall be granted under the Plan, and the Plan shall terminate on the tenth anniversary of the Effective Date of the Plan or any earlier date of discontinuation or termination established pursuant to Section 17 of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Incentive Award Agreement, any Incentive Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

AOXING PHARMACEUTICAL COMPANY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS –JUNE 23, 2016 AT 9:30 A.M.
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Zhenjiang Yue and James Chen, or either of them, proxies with power of substitution and hereby authorizes either of them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on April 25, 2016 at the Annual Meeting of Shareholders to be held on June 23, 2016, at No. 8 Bojin Mansion, Floor 12, Chang An District, Guang An Street, Shijiazhuang City, Hebei Province, PRC, at 9:30 a.m. local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/axn
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF AOXING PHARMACEUTICAL COMPANY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect directors:		☐	☐
	Zhenjiang Yue				☐
	Jun Min				☐		CONTROL ID:
	Guozhu Xu				☐		REQUEST ID:
	Yang Li				☐
	Yuelin Zhang				☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of BDO China Shu Lun Pan Certified Accountants LLP as independent registered public accounting firm for the fiscal year ended June 30, 2016.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve the 2016 Stock Incentive Plan.		☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN
	To ratify the grant of 590,000 stock options to certain employees.		☐	☐	☐
Proposal 5		à	FOR	AGAINST	ABSTAIN
	To ratify the grant of 150,000 common shares to certain employees.		☐	☐	☐
Proposal 6		à	FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, the Company's executive compensation.		☐	☐	☐
Proposal 7		à	1 Year	2 Years	3 Years	ABSTAIN
	Advisory vote on the frequency of future advisory votes on executive compensation.		☐	☐	☐	☐
MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable): ____________________________ ____________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)